Dreyfus Investment Grade Bond Funds, Inc.

                    Dreyfus Intermediate Term Income Fund
                       Dreyfus Short-Term Income Fund

                      Supplement dated January 28, 1999
                                   to the
                      Prospectus dated November 1, 1998


     The following replaces the second paragraph of the section of the Company's prospectus entitled: "Management of the Funds - Investment Adviser."

     The Dreyfus Corporation supervises and assists in the overall management of each Fund's affairs under a management agreement with the Company, subject to the authority of the Company's Board in accordance with Maryland law. As of January 28, 1999, each Fund's portfolio is managed by committee. The Dreyfus Taxable Fixed Income Team makes investment decisions for each Fund. No individual team member is primarily responsible for making these investment decisions. The portfolio managers comprising the team are identified in the Statement of Additional Information. The Dreyfus Corporation also provides research services for the Funds and for other funds advised by The Dreyfus Corporation through a professional staff of portfolio managers and securities analysts.